Date: 01/13/2023

CSC-LAWYERS INCORPORATING SERVICE
COMPANY
7 ST. PAUL STREET
SUITE 820
BALTIMORE MD 21202

THIS LETTER IS TO CONFIRM ACCEPTANCE OF THE FOLLOWING FILING:

ENTITY NAME	: NEWTEKONE, INC.
DEPARTMENT ID	: D15419096
TYPE OF REQUEST	: ARTICLES OF AMENDMENT / NAME CHANGE
DATE FILED	: 01-13-2023
TIME FILED	: 11:33 AM
RECORDING FEE	: $100.00
EXPEDITED FEE	: $445.00
COPY FEE	: $22.00
FILING NUMBER	: 1000362013899184
CUSTOMER ID	: 0003931100
WORK ORDER NUMBER	: 0005147675

PLEASE VERIFY THE INFORMATION CONTAINED IN THIS LETTER. NOTIFY THIS DEPARTMENT IN WRITING IF ANY INFORMATION IS INCORRECT. INCLUDE THE CUSTOMER ID AND THE WORK ORDER NUMBER ON ANY INQUIRIES.

Charter Division
Baltimore Metro Area (410) 767-1350
Outside Metro Area (888) 246-5941

ENTITY TYPE:	ORDINARY BUSINESS - STOCK
STOCK:	Y
CLOSE:	N
EFFECTIVE DATE:	01-13-2023
PRINCIPAL OFFICE:	7 ST. PAUL STREET SUITE 820 BALTIMORE MD 21202
RESIDENT AGENT:	CSC-LAWYERS INCORPORATING SERVICE COMPANY 7 ST. PAUL STREET SUITE 820 BALTIMORE MD 21202

COMMENTS:

THIS AMENDMENT RECORD INDICATES THE NAME CHANGE

FROM: NEWTEK BUSINESS SERVICES CORP.

TO: NEWTEKONE, INC.

NEWTEK BUSINESS SERVICES CORP.

ARTICLES OF AMENDMENT

Newtek Business Services Corp., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessment and Taxation of the State of Maryland that:

FIRST: The charter of the Corporation is hereby amended by deleting Article I in its entirety and substituting in lieu thereof the following:

"ARTICLE I

NAME

The name of the corporation (the "Corporation") is NewtekOne, Inc."

SECOND: This amendment to the charter of the Corporation as set forth above has been duly approved by a majority of the entire Board of Directors of the Corporation, without action by the stockholders of the Corporation, pursuant to Section 2-605(a)(1) of the Maryland General Corporation Law.

THIRD: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused the foregoing amendment of its charter to be signed in its name on its behalf by its Chairman and Chief Executive Officer and attested to by its Secretary on this 13th day of January 2023.

NEWTEK BUSINESS SERVICES CORP.:

DocuSigned by:
Barry Sloane
39062212360440A

Barry Sloane
Chairman and Chief Executive Officer

ATTEST:

DocuSigned by:
F46C0EAA2D67453

Michael Schwartz
Secretary

CUST ID:0003931100
WORK ORDER:0005147675
DATE:01-13-2023 11:33 AM
AMT. PAID:$567.00

STATE OF MARYLAND
I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 01/13/2023
STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
BY: Domi Sinclair, Custodian
This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

**** EXPEDITED SERVICE **** **** KEEP WITH DOCUMENT ****

DOCUMENT CODE 09A BUSINESS CODE 03

D15419096

1000362013899184

Close ____ Stock ✓ Nonstock ____

P.A. ____ Religious ____

Merging /Converting ____

ID # D15419096 ACK # 1000362013899184
PAGES: 0002
NEWTEKONE, INC.

Surviving/Resulting ____

01/13/2023 AT 11:33 A WO # 0005147675

New Name NewtekOne, Inc.

FEES REMITTED

Base Fee:	100
Org. & Cap. Fee:	
Expedite Fee:	445
Penalty:	
State Recordation Tax:	
State Transfer Tax:	
1 Certified Copies	
Copy Fee:	22
Certificates	
Certificate of Status Fee:	
Personal Property Filings:	
NP Fund:	
Other:	
TOTAL FEES:	567

X Change of Name
___ Change of Principal Office
___ Change of Resident Agent
___ Change of Resident Agent Address
___ Resignation of Resident Agent
___ Designation of Resident Agent and Resident Agent's Address
___ Change of Business Code
___ Adoption of Assumed Name
___ Other Change(s)

Credit Card ____ Check ✓ Cash ____

____ Documents on ____ Checks

Approved By: 31

Keyed By: ____

COMMENT(S):

Code ____

Attention: ____

Mail: Names and Address
CSC-LAWYERS INCORPORATING SERVICE COMPANY
7 ST. PAUL STREET
SUITE 820
BALTIMORE MD 21202

CUST ID:0003931100
WORK ORDER:0005147675
DATE:01-13-2023 11:33 AM
AMT. PAID:$567.00

RE